UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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PENN NATIONAL GAMING, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
PENN NATIONAL GAMING, INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET

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You invested in PENN NATIONAL GAMING, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

  Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.

Election of two Class I directors to serve until the 2024 Annual Meeting of Shareholders and until their respective successors are elected and qualified to serve.

Nominees:

01)    David A. Handler

02)    John M. Jacquemin

For

2.	Approval of the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.	For

3.	Approval of the Company’s Amended and Restated 2018 Long Term Incentive Compensation Plan.	For

4.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.	For

5.	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.	For

NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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